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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      October 2, 2000 (September 29, 2000)


                               DAOU SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22073                 33-0284454
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               5120 Shoreham Place
                           San Diego, California 92122
               (Address of principal executive offices) (Zip Code)


        Registrants telephone number, including area code: (858) 452-2221


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ITEM 5.  OTHER EVENTS.

         DAOU Systems, Inc. hereby incorporates by reference herein its press release dated September 29, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release dated September 29, 2000.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DAOU SYSTEMS, INC.


                                      By: /s/ Larry D. Grandia
                                          -------------------------------------
                                          Larry D. Grandia
                                          President and Chief Executive Officer


Date:  October 2, 2000